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                                                                  EXHIBIT 10.20A

                          BORROWER SECURITY AGREEMENT
                          ---------------------------

     BORROWER SECURITY AGREEMENT dated as of December 15, 2000, made by LEVEL 8 SYSTEMS, INC. (the "Borrower"), in favor of BANK HAPOALIM B.M., (the "Bank"), as
                    --------
holder of the Secured Obligations and as party to the Loan Agreement described below.

                                  WITNESSETH:
                                  ----------

     WHEREAS, the Borrower, is a party to the Loan Agreement, dated as of December 15, 2000 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"), between the Borrower and the Bank;
           --------------

     WHEREAS, pursuant to the Loan Agreement, the Bank has agreed to make certain Extensions of Credit to the Borrower upon the terms and subject to the conditions set forth therein; and

     WHEREAS, it is a condition precedent to the obligation of the Bank to make Extensions of Credit to the Borrower under the Loan Agreement that the Borrower shall have executed and delivered this Borrower Security Agreement to the Bank.

     NOW, THEREFORE, in consideration of the premises and to induce the Bank to make Extensions of Credit under the Loan Agreement, the Borrower hereby agrees with the Bank as follows:

     1.   Defined Terms.
          -------------

          1.1. Definitions.
               -----------

               (a) Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement, and the following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Accounts, Chattel Paper, Documents, Equipment, Farm Products, General Intangibles, Instruments, Inventory and Proceeds.

               (b)  The following terms shall have the following meanings:

          "Agreement":  this Security Agreement, as the same may be amended,
           ---------
     supplemented or otherwise modified from time to time.

          "Code":  the Uniform Commercial Code as from time to time in effect in
           ----
     the State of New York.

          "Collateral": as defined in Section 2.
           ----------

          "Investment Property":  the collective reference to all "investment
           -------------------
     property" as such term is defined in Section 9-115 of the Code.
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                                       2

          "Receivable":  any right to payment for goods sold or leased or for
           ----------
     services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

          "Secured Obligations": shall be the collective reference to the unpaid
           -------------------
     principal of and interest on the Note and all other obligations and liabilities (including, without limitation, interest accruing at the then applicable rate provided in the Loan Agreement after the maturity of the Extension of Credit and interest accruing at the then applicable rate provided in the Loan Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) of the Borrower to the Bank whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Loan Agreement, this Agreement, the Note, the other Loan Documents or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Bank that are required to be paid by the Borrower pursuant to the terms of the Loan Agreement, this Agreement or any other Loan Document).

          "Termination Date":   the date on which the commitment to make
           ----------------
     Extensions of Credit and the Loan Agreement have been terminated and the Secured Obligations have been irrevocably paid in full other than indemnification obligations not then due and payable.

          1.2. Other Definitional Provisions.
               -----------------------------

               (a) The words "hereof," "herein", "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection and Schedule references are to this Agreement unless otherwise specified.

               (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

     2.   Grant of Security Interest.  As collateral security for the prompt and
          --------------------------
complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations, the Borrower hereby grants to the Bank, a security interest in all of the following property now owned or at any time hereafter acquired by the Borrower or in which the Borrower now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"):
                    ----------

               (a)  all Accounts;

               (b)  all Chattel Paper;
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                                       3

               (c)  all Documents;

               (d)  all Equipment;

               (e)  all General Intangibles;

               (f)  all Instruments;

               (g)  all Inventory;

               (h)  all Investment Property;

               (i)  all books and records pertaining to the Collateral; and

               (j) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

     3.   Representations and Warranties.  The Borrower hereby represents and
          ------------------------------
warrants that:

          3.1. Title; No Other Liens.  Except for the security interest granted
               ---------------------
to the Bank, pursuant to this Agreement, the Borrower owns each item of the Collateral free and clear of any and all liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Bank.

          3.2. Perfected First Priority Liens.  The security interests granted
               ------------------------------
pursuant to this Agreement (a) constitute perfected security interests in the Collateral in favor of the Bank, as collateral security for the Secured Obligations and (b) are prior to all other liens on the Collateral in existence on the date hereof.

          3.3. Inventory and Equipment.  The Inventory and the Equipment are
               -----------------------
kept at the locations listed on Schedule 1.
                                ----------

          3.4. Chief Executive Office. The Borrower's chief executive office is
               ----------------------
located at 8000 Regency Parkway, Cary, North Carolina 27511.

          3.5. Farm Products. None of the Collateral constitutes, or is the
               -------------
Proceeds of, Farm Products.

     4.   Covenants. The Borrower covenants and agrees with the Bank that, from
          ---------
and after the date of this Agreement until the Secured Obligations shall have been paid in full and the commitments to make Extensions of Credit under the Loan Agreement shall have expired or otherwise been terminated:
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                                       4

          4.1. Delivery of Instruments and Chattel Paper.  If any amount
               -----------------------------------------
payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper, Borrower will notify Bank thereof, and upon the request of Bank such Instrument or Chattel Paper shall be immediately delivered to the Bank, duly indorsed in a manner satisfactory to the Bank to be held as Collateral pursuant to this Agreement.

          4.2. Maintenance of Insurance.  The Borrower will maintain insurance
               ------------------------
in accordance with the Loan Agreement.

          4.3. Maintenance of Perfected Security Interest; Further
               ---------------------------------------------------
Documentation.
-------------

               (a) The Borrower shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in subsection 3.2 and shall defend such security interest against the claims and demands of all Persons whomsoever.

               (b) At any time and from time to time, upon the written request of the Bank and at the sole expense of the Borrower, the Borrower will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Bank may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the security interests created hereby.

          4.4. Changes in Locations, Name, etc.  The Borrower will not unless it
               -------------------------------
shall have given the Bank at least 30 days prior written notice of such change (or, in the case of Inventory and Equipment, at least 10 days prior written notice, to the extent that the Borrower has taken such action as reasonably may be required of it to maintain the continuous perfection of the Bank's security interest in such Inventory or Equipment, as the case may be):

               (a) permit any of the Inventory (other than goods-in-transit and immaterial amounts of goods in temporary locations in the ordinary course of business) or Equipment to be kept at a location other than those listed on
Schedule 1; or
-----------

               (b) change the location of its chief executive office from that specified in subsection 3.4; or

               (c) change its name, identity or corporate structure to such an extent that any financing statement filed by the Bank in connection with this Agreement would become seriously misleading.

          4.5. Further Identification of Collateral.  The Borrower will furnish
               ------------------------------------
to the Bank from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Bank may reasonably request, all in reasonable detail.

     5.   Provisions Relating to Receivables.
          ----------------------------------
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                                       5

          5.1. Borrower Remains Liable under Receivables.  Anything herein to
               -----------------------------------------
the contrary notwithstanding, the Borrower shall remain liable under each of the Receivables to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Receivable. The Bank shall have no obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Bank of any payment relating to such Receivable pursuant hereto, nor shall the Bank be obligated in any manner to perform any of the obligations of the Borrower under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Receivable (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

          5.2. Analysis of Receivables.  The Bank shall have the right to make
               -----------------------
test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable, and the Borrower shall furnish all such assistance and information as the Bank, may reasonably require in connection with such test verifications. One time per calendar year, except if an Event of Default has occurred and is continuing, in which case at any time, upon the Bank's reasonable request and at the expense of the Borrower, the Borrower shall cause independent public accountants or others satisfactory to the Bank, to furnish to the Bank, reports showing reconciliations, aging and test verifications of, and trial balances for, the Receivables. The Bank may during such time as an Event of Default shall have occurred and be continuing communicate with the obligors on the Receivables to verify with them to its satisfaction the existence, amount and terms of any Receivables. Borrower will notify Bank promptly if any Receivable does not qualify as an Eligible Account Receivable pursuant to paragraph 8 of the Loan Agreement.

          5.3. Collections on Receivables.
               --------------------------

               (a) The Bank hereby authorizes the Borrower to collect the Receivables subject to the Bank's direction and control, and the Bank may curtail or terminate said authority at any time when an Event of Default has occurred and is continuing and may then direct that payments on the Receivables be made directly to the Bank, in accordance with the provisions of Section 6 herein.

               (b) At the Bank's request at any time when an Event of Default has occurred and is continuing the Borrower shall deliver to the Bank, all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, all original orders, invoices and shipping receipts.

          5.4. Additional Representations and Warranties.
               -----------------------------------------
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                                       6

               (a) No amount payable to the Borrower under or in connection with any Receivable is evidenced by any Instrument or Chattel Paper which has not been disclosed to the Bank under Section 4.1.

               (b) The amounts represented by the Borrower to the Bank from time to time as owing to the Borrower in respect of the Receivables will at such times be accurate in all material respects.

          5.5. Covenants.
               ---------

               (a) Other than in the ordinary course of business, the Borrower will not (i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable, (v) amend, supplement or modify any Receivable in any manner that could adversely affect the value thereof or (vi) fail to exercise promptly and diligently each and every material right which it may have under each agreement giving rise to a Receivable (other than any right of termination).

               (b) The Borrower will deliver to the Bank a copy of each material demand, notice or document received by it that questions the validity or enforceability of more than 5% of the aggregate amount of the then outstanding Receivables.

     6.   Remedies.
          --------

          6.1. Notice to Obligors.  Upon the request of the Bank at any time
               ------------------
when an Event of Default has occurred and is continuing the Borrower shall notify obligors on the Receivables that the Receivables have been assigned to the Bank and that payments in respect thereof shall be made directly to the Bank.

          6.2. Proceeds to be Turned Over To The Bank.  In addition to the
               --------------------------------------
rights of the Bank specified in subsection 5.3 with respect to payments of Receivables, when an Event of Default has occurred and is continuing all Proceeds received by the Borrower consisting of cash, checks and other near-cash items shall be held by the Borrower in trust for the Bank, segregated from other funds of the Borrower, and shall, forthwith upon receipt by the Borrower, be turned over to the Bank, in the exact form received by the Borrower (duly indorsed by the Borrower to the Bank, if required) and held by the Bank.

          6.3. Code Remedies.  If an Event of Default has occurred and is
               -------------
continuing, the Bank may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Bank, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Borrower or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may
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                                       7

forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Bank or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Bank shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Borrower, which right or equity is hereby waived or released. The Borrower further agrees, at the Bank's request, to assemble the Collateral and make it available to the Bank, at places which the Bank shall reasonably select, whether at the Borrower's premises or elsewhere. To the extent permitted by applicable law, the Borrower waives all claims, damages and demands it may acquire against the Bank arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

     7.   Bank, Appointment as Attorney-in-Fact; Bank, Performance of Borrower's
          ----------------------------------------------------------------------
Obligations.
-----------

          7.1. Powers.  The Borrower hereby irrevocably constitutes and
               ------
appoints the Bank and any officer or agent, thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Borrower and in the name of the Borrower or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, the Borrower hereby gives the Bank, the power and right, on behalf of the Borrower, without notice to or assent by the Borrower, to do any or all of the following:

               (a) at any time when an Event of Default has occurred and is continuing in the name of the Borrower or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Bank for the purpose of collecting any and all such moneys due under any Receivable or with respect to any other Collateral whenever payable;

               (b) to the extent the Borrower fails to do so, pay or discharge taxes and liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

               (c) execute, in connection with any sale provided for in subsection 6.3, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and
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                                       8

               (d) at any time when an Event of Default has occurred and is continuing (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Bank; (2) ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against the Borrower with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, to give such discharges or releases as the Bank may deem appropriate; and (7) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Bank were the absolute owner thereof for all purposes, and do, at the Bank's option and the Borrower's expense, at any time, or from time to time, all acts and things which the Bank deems necessary to protect, preserve or realize upon the Collateral and the Bank's security interest therein and to effect the intent of this Agreement, all as fully and effectively as the Borrower might do.

          7.2. Performance by Bank of Borrower's Obligations.  If the Borrower
               ---------------------------------------------
fails to perform or comply with any of its agreements contained herein, the Bank, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

          7.3. Borrower's Reimbursement Obligation.  The expenses of the Bank
               -----------------------------------
incurred in connection with actions undertaken as provided in this Section, together with interest thereon at a rate equal to the rate per annum at which interest would then be payable on past due loans under the Loan Agreement, from the date of payment by the Bank, to the date reimbursed by the Borrower, shall be payable by the Borrower to the Bank on demand.

          7.4. Ratification; Power Coupled With An Interest.  The Borrower
               --------------------------------------------
hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof in accordance with the terms of this Agreement. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

     8.   Duty of the Bank.  The Bank's sole duty with respect to the custody,
          ----------------
safekeeping and physical preservation of the Collateral in its possession, under
Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Bank, deals with similar property for its own account. The Bank shall not be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Borrower or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Bank hereunder are solely to protect the Bank's interests in the Collateral and shall not impose any duty upon the Bank to exercise any such powers. The Bank, shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Borrower for any act or failure to act hereunder, except for its own gross negligence or willful misconduct.

     9.   Execution of Financing Statements.  Pursuant to Section 9-402 of the
          ---------------------------------
Code, the Borrower authorizes the Bank to file financing statements with respect to the Collateral without the signature of the Borrower in such form and in such filing offices as the Bank, reasonably determines appropriate to perfect the security interests of the Bank, under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

     10.  Notices.  All notices, requests and demands to or upon the Bank or the
          -------
Borrower hereunder shall be effected in the manner provided for in the Loan Agreement.

     11.  Severability.  Any provision of this Agreement which is prohibited or
          ------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     12.  Amendments in Writing; No Waiver; Cumulative Remedies.
          -----------------------------------------------------

          12.1.  Amendments in Writing.  None of the terms or provisions of this
                 ---------------------
Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Borrower and the Bank.

          12.2.  No Waiver by Course of Conduct.  The Bank shall not by any act
                 ------------------------------
(except by a written instrument pursuant to subsection 12.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Bank, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Bank of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Bank would otherwise have on any future occasion.

          12.3.  Remedies Cumulative.  The rights and remedies herein provided
                 -------------------
are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

     13.  Section Headings.  The Section and subsection headings used in this
          ----------------
Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     14.  Successors and Assigns.  This Agreement shall be binding upon the
          ----------------------
successors and assigns of the Borrower and shall inure to the benefit of the Bank and its successors and assigns.
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                                       10

     15.  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND
          -------------
INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     16.  Release of Collateral and Termination.  The Bank shall release the
          -------------------------------------
Collateral from the lien created hereby, and this Agreement and all obligations of the Bank and the Borrower hereunder shall terminate on the Termination Date.
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                                       11

     IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

                              LEVEL 8 SYSTEMS, INC.


                              By: ____________________________
                                  Name:
                                  Title:

                                                                   Schedule 1 to
                                                     Borrower Security Agreement
                                                     ---------------------------

                            INVENTORY AND EQUIPMENT